Invesco Global
Health Sciences Fund
Semiannual Report
April 30, 1998

Invesco Global Health Sciences Fund
Semiannual Report

o The Fund will pay its first quarterly distribution on June 3, 1998 to Shareholders of record on May 19, 1998.

o The Fund launched its website ghs.invesco.com, on April 16, 1998, making available current Fund information to investors.

o While past performance is no guarantee of future results, for the six months ended April 30, 1998, shareholders enjoyed a market price total return of almost 35%.

o Invesco Global Health Sciences Fund's total assets under management were over $599 million as of April 30, 1998.

The INVESCO Global Health Sciences Fund is an aggressive growth closed-end fund that focuses on health care, a global field of unlimited potential growth. The Fund is managed by INVESCO, which historically has been an industry leader in investment management.



                                    Contents
                                       1 Performance Highlights
                                       2 Letter from the Chairman
                                       4 Report of Investment Manager
                                      11 Ten Largest Common Stock Holdings
                                      12 Statement of Investment Securities
                                      18 Forward Foreign Currency Contracts
                                      19 Statement of Assets and Liabilities
                                      20 Statement of Operations
                                      21 Statement of Cash Flows
                                      22 Statement of Changes in Net Assets
                                      23 Notes to Financial Statements
                                      29 Financial Highlights
                                      30 Other Information
                                      33 Shareholder Information
                                      33 Trustees and Officers

Performance Highlights
Invesco Global Health Sciences Fund
-------------------------------------------------------------------------------
                        For the 6 Months
                        Ended 4/30/1998  Fiscal 1997  Fiscal 1996  Fiscal 1995
-------------------------------------------------------------------------------
Net Asset Value-
  Total Return               17.26%*         18.60%      20.10%       49.52%
Share Price - Total Return   34.72%*         32.98%      15.25%       47.50%
Total Distributions         $2.847         $4.4727      $ 0.00       $ 0.00

Total Net Assets -
  End of Period             $599.6         $ 526.2     $ 455.8       $379.5
Ratio of Expenses to
  Average Net Assets          0.58%*@         1.22%@      1.21%        1.33%
Portfolio Turnover              55%*           145%         91%         105%
-------------------------------------------------------------------------------

Past performance is no guarantee of future results.
* Based on operations for the period shown, and, accordingly, are not representative of a full year.
@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

Graph: This bar graph reflects the net asset value of the fund for the periods ending 4/30/94, 4/30/95, 4/30/96, 4/30/97 and 4/30/98.

Graph: This bar graph reflects the stock price of the fund for the periods ending 4/30/94, 4/30/95, 4/30/96, 4/30/97 and 4/30/98.

* price  reflects the $4.4727  capital gains  distribution  paid on December 23,
  1996
@ price reflects the $2.847 capital gains distribution paid on December 19, 1997

Letter from the Chairman
INVESCO Global Health Sciences Fund
April 1998


Dear Shareholder:

     During the last six months, an environment of low inflation and strong economic growth has helped to provide strong returns from health care stocks. We have seen large-cap pharmaceutical companies drive performance of INVESCO Global Health Sciences Fund ("GHS" or the "Fund"), and we continue to expect the pharmaceutical sector will be the largest sector in the portfolio over the near-term. While past performance is no guarantee of future results, for the six months ended April 30, 1998, the Fund returned 17.3% based on net asset value ("NAV"), and 34.7% based on market value.
     Since you received your copy of the Fund's 1997 Report to Shareholders, there have been two significant events for the Fund. First, on April 3, 1998, the Securities and Exchange Commission ("SEC") granted the Fund an exemptive order, which permits the Fund to make quarterly distributions at a rate of 2.5% of NAV - 10% annually - to Fund shareholders. Implementation of this fixed distribution policy was contingent upon the grant by the SEC of the exemptive order. This order permits the Fund to include realized capital gains, if any, when making quarterly distributions. The Board of Trustees implemented this policy at the quarter end following the grant of the exemptive order, which was April 30, 1998.
     On April 16, 1998, the Fund launched a new website. The site can be accessed by typing in the Internet address ghs.invesco.com or by selecting the Fund's link at INVESCO Funds Group, Inc.'s ("IFG") homepage, www.invesco.com. The site communicates to shareholders and new customers important Fund information such as historical performance, current NAV and stock prices, distribution history, reports to shareholders and news features.
     The Board of Trustees and IFG believe that these two events will help manage the Fund's discount to net asset value. The Board approved the fixed distribution policy as a result of ongoing analysis to identify strategies that may be effective in maintaining smaller discounts. Similarly, launching the website was part of an enhanced investor relations program for the Fund designed to strengthen the Fund's presence in the financial community. We believe by providing the Fund proactive investor relations support we are helping to enhance investors' understanding of the Fund, which could increase market demand and reduce the discount.
     Your Board of Trustees continues to evaluate new ways to further enhance shareholder value. We are committed to serving our shareholders and look forward to assisting you with your future investment needs. Should you ever need assistance, please do not hesitate to contact us directly at 800-528-8765.

Sincerely,

Hubert L. Harris, Jr.
---------------------------
Hubert L. Harris, Jr.
Chairman of the Board of Trustees
INVESCO Global Health Sciences Fund

Report of Investment Manager
Invesco Global Health Sciences Fund
April 30, 1998
--------------------------------------------------------------------------------
In the last six months, the market environment for health care stocks has significantly improved. Continued low inflation and strong economic growth have provided a positive backdrop for equities overall, including the health care sector. During this time period, investors have placed increased emphasis on earnings and liquidity, creating a two-tier health care equity market in which market-leading pharmaceuticals outperformed smaller health care companies. Large pharmaceutical companies remain a vital part of our portfolio strategy, and companies like Bristol-Myers Squibb, Lilly (Eli) & Co., Merck & Co., Pfizer Inc., SmithKline Beecham PLC, and Warner-Lambert Co. produced significant gains for the Fund in the last six months. We continue to believe that large pharmaceuticals offer some of the best investment opportunities in the market because these companies are benefiting from an improved regulatory environment, strong new product pipelines, and effective marketing campaigns.
     Another area providing strong returns for the Fund during the last six months was the medical devices and supplies subsector - especially Guidant Corp. and Medtronic Inc. These firms are experiencing accelerating revenues and earnings, as patients seek to improve their quality of life as they age.
     While the Fund's private placements somewhat lagged the market during the last six months, we remain confident that above average gains may be produced by restricted securities over time. Private placements will remain a critical ingredient in the portfolio's composition as the Fund's closed-end capital structure allows us to take advantage of these investment opportunities.

Fund Performance
For the six-month period ended April 30, 1998, the Fund had a total return of 17.26% based on net asset value and a total return of 34.72% based on market value. During this period, both the net asset value and market return significantly outperformed the average open-end fund return of 12.70% in the Lipper Health/Biotechnology category.
     For the three-year period ended April 30, 1998, the Fund had an average annual return of 28.92% based on net asset value, and 38.36% based on market price performance. Both of these returns also outperformed the average open-end fund return of 26.11% for the Lipper Health/Biotechnology category. (Of course, past performance is not a guarantee of future results.)

Pharmaceuticals
We continue to believe that size matters in the pharmaceutical industry, and large-cap pharmaceutical companies remain the dominant theme in the portfolio. To be successful in the global economy, pharmaceutical companies must be able to register, market, and distribute their products worldwide. This requires substantial capital and resources which are only available to large-cap firms. In addition, these institutions have the financial capability to allocate enormous amounts of capital towards research and development, resulting in strong new product pipelines. This has dramatically improved the earnings' outlook for these companies, as new drugs typically drive revenue and earnings growth for pharmaceuticals. Further, the Food and Drug Administration (FDA) has significantly cut the approval time for new drugs, directly benefiting those firms.
     Another positive for the pharmaceutical industry is that consumers are becoming better educated and more aware of available products. In many cases, patients are requesting prescriptions for their ailments before the doctor has a chance to recommend a product - benefiting pharmaceuticals with large direct marketing budgets.

     Presently, the Fund has focused over 50% of its assets in pharmaceuticals. We remain concentrated in market-leading names like Merck & Co., Pfizer Inc., and Warner-Lambert Co. In fact, our favorite pharmaceutical company remains Pfizer - one of the Fund's largest holdings as of April 30, 1998. Pfizer's new anti-impotence pill, called Viagra, is easy to use with few side effects, and works approximately 70% of the time. The potential for this drug is staggering as it estimated that half of men between the ages of 40 and 70 have experienced some form of sexual dysfunction. At $7 to $10 per pill, it could easily be one of the best-selling drugs of all time, perhaps producing average annual sales in excess of $2 billion within a few years. In addition, Pfizer has begun testing the drug on women which, if successful, could only enhance its market potential.

Graph: This line graph represents a comparison of the value of The INVESCO Global Health Sciences Fund's Net Asset Value and Stock Price to the S&P Health Care Composite Index based on the value of a $10,000 investment in the fund in January 1992.

Fund's  Net  Asset   Value  and  Stock   Price   Compared  to  S&P  Health  Care
Compositeubased upon the value of a $10,000 investment in the Fund in January 1992.

The charts and other total return figures cited reflect the Fund's operating expenses, but the index does not have expenses, which would, of course, have lowered their performance.

Source: Invesco and FactSet

     Although large-cap pharmaceutical stocks have experienced significant appreciation in the last six months, the Fund will continue to favor these issues. A fundamental change has occurred in this subsector, giving large- cap pharmaceutical companies a distinct advantage over smaller drug companies. Until this environment changes, we plan to remain heavily invested in this area.

Medical  Devices and Supplies
This area also continues to produce strong returns for the Fund. As health care systems throughout the world focus on reducing medical expenditures, exceptional opportunities exist for companies providing products which enhance patient care while reducing long-term costs. Some of the most significant gains in extending the quality of life for patients have been made in the field of cardiac research. Market-leading companies like Guidant Corp. and Medtronic Inc. have experienced tremendous growth in earnings, as their products for use in cardiac rhythm management, angioplasty devices, coronary artery disease intervention, and cardiac surgery have been well-received by the market. We continue to be positive on the medical devices and supplies subsector, as current valuation levels look reasonable compared to the growth in earnings. However, stock selectivity will remain crucial, and the Fund will concentrate its investments in companies with proprietary products and defensible market positions.

Worldwide  Market for  Pacemakers & Impantable  Defibrillators

                       1999E         1998E       1997         1996         1995          1994        1993
------------------------------------------------------------------------------------------------------------
Pacing Market
Total Units           530,000      500,000      474,000      475,000      431,000      401,250      375,000
Total Revenue          $2,550       $2,400       $2,320       $2,415       $2,161       $1,943       $1,765
------------------------------------------------------------------------------------------------------------
Tachy Market
Total Units            72,500       56,400       44,300       33,100       29,500       23,000       16,900
Total Revenue          $1,510       $1,230       $1,004       $  790       $  660       $  510       $  370

Source: J.P. Morgan

Biotechnology
Although we remain optimistic about the long-term prospects for the biotechnology sector, the current market environment favors firms with predictable earnings. This market bias has negatively affected many biotechnology firms in the early stages of product development and, in many cases, years away from being profitable. We have focused the Fund's investments in this sector towards companies with commercially viable products that are in the latter stages of development - a strategy we will maintain until the market environment changes for this sector.

Health Care Delivery
The Fund has avoided health maintenance organizations (HMOs) and hospitals over the last six months. The inability of HMOs to control costs has produced negative sentiment towards this industry. Although we are excited about the long-term prospects of HMOs, we will avoid this particular industry until the underlying fundamentals improve. Instead, we have focused investments in this subsector towards firms benefiting from the increased need for health care data, like Cognizant Corp. Cognizant offers proprietary research data to health care, media, and technology companies. This includes tracking pharmaceutical data on drug use and end-unit sales, which is highly beneficial to the sector's profitability. The company is planning to split into two companies in the near future, IMS HEALTH and Nielsen Media Research, with IMS HEALTH concentrating on health care-related data.

Private Placements
When investing in private placements or restricted securities, the Fund attempts to identify promising young companies with the potential to make significant, commercially viable contributions to the health care system. Due to the Fund's unique closed-end capital structure, we are able to invest up to 25% of the Fund's assets in these types of securities. This benefits shareholders as Fund management is able to examine technology on the cutting edge of the health care industry before the broad market has a chance to value it, and also helps management identify future trends within the industry. While past performance is no guarantee of future results, over the three-year period ended April 30, 1998, the Fund's restricted securities produced an average annualized return of 30.40% (on a gross return basis).

Chart:    This chart shows Fund's sector breakdown as of 4/30/98:
          pharmaceuticals - 57%, medical devices and supplies - 24%, health care delivery - 10%, biotechnology - 8%, and other - 1%.
*Holdings and composition of holdings are subject to change.

There are three main reasons for the reduction in the Fund's restricted securities position over the last six months:
o The phenomenal bull market of the last six months significantly increased the value of the Fund's freely tradable assets, decreasing the percentage of total assets in restricted securities.
o Companies like Advanced Health and Cambridge Heart, once private placements, became freely tradable over the last six months and are no longer classified as restricted securities.
o A few long-term holdings were marked down to reflect a decrease in their market value. Our goal is to have 15% to 20% of the portfolio in restricted securities. The increase will be gradual as each investment requires proper due diligence and financial analysis.

Chart: This graph shows the annual pharmaceutical expenditures by age group as of April 30, 1998

Source: Bureau of Labor Statistics and Gruntal & Co., L.L.C.

     Although restricted securities offer the opportunity for above average returns, their risky nature reinforces the need for in-depth research on each company. Currently, we are excited about the long-term potential of two particular private placements: Instrumentation Metrics and Orchid Biocomputer. Instrumentation Metrics has developed a noninvasive and nondestructive technology platform that uses near-infrared light in combination with advanced algorithms to measure blood composition. This technology may revolutionize clinical and analytical chemistry. Through the use of an optical processing unit and application-specific software, this platform technology can measure blood analytes without breaking the surface of the skin. Currently, the company has targeted the self-monitoring of blood glucose by diabetics as the first market in which to deploy its technology platform. This may allow diabetics, of whom there are more than 2.4 million in the United States alone, to test their glucose levels multiple times a day without the discomfort of pricking themselves with a needle. In addition, the company feels that its proprietary technology platform can be applied to various industries.
     Orchid is addressing one of the most important parameters of drug discovery, namely increasing sample throughput and decreasing the time of experiments. By using the same technology used to make computer chips, Orchid is creating miniaturized versions of drug discovery and diagnostic instruments found in laboratories around the world. These microchemical processors precisely manipulate complex mixtures of fluids and simultaneously perform thousands of chemical reactions. These processors could transform the drug development process. The company already has a strategic collaboration with SmithKline Beecham PLC and an affiliation with Sarnoff Corp., as well as working agreements with the Department of Defense and Motorola Inc.
     Our goal when investing in private companies is that one day these firms will become freely tradable, producing significant capital gains for the Fund. When these institutions complete their initial public offering or otherwise provide liquidity for their shareholders, it may unlock rewards for the Fund's shareholders. One such company that enhanced shareholder returns over the last six months was Nanogen, Inc. Nanogen, Inc. is attempting to integrate advanced microelectronics and molecular biology into a platform technology with broad commercial applications in the fields of medical diagnostics, biomedical research, genomics, genetic testing and drug discovery. If Nanogen's platform technology proves to be successful, it could provide a low-cost, highly efficient, accurate and versatile integrated system that could significantly improve the quality of health care.
     Nanogen, Inc. originally purchased by the Fund as a private company, completed its IPO on April 13, 1998, at a price $11 per share - substantially above our historical cost of $6 per share. Even though the company is public, we are still required to carry the stock as a restricted security throughout 1998. During this time period, we will apply a discount to market value of 20% starting from Nanogen's IPO date, and gradually reduce the discount until the security becomes freely tradable at the end of the year. In comparison, private companies generally are carried on the books at historical cost, reflecting our conservative bias when valuing private placements.
     Investors need to remember that, as exciting as these technologies sound, these companies are in the early stages of development and it may be several years before they are profitable. Looking forward, we will continue with our disciplined, long-term approach to private placement investments, gradually increasing the Fund's percentage of restricted securities as sound investment opportunities present themselves.

Looking Forward
The health care sector should be a major engine of growth for world economies in years to come. We expect to continue to focus a substantial portion of the Fund's assets on market-leading pharmaceutical companies. We believe these companies are well-positioned to benefit from dominant market positions, an improved regulatory environment and strong new product pipelines. The Fund's exposure to smaller companies will be increased through our use of private placements; however, that increase will be gradual, because we have a comparatively narrow IPO calendar for the remainder of 1998. As long as interest rates remain relatively stable, the technical underpinnings for the health care sector should remain positive.


Sincerely,

/s/ John R. Schroer
---------------------
John R. Schroer, CFA
Senior Vice President
Invesco Funds Group, Inc.
Vice President and Portfolio Manager
Invesco Global Health Sciences Fund

Ten Largest Common Stock Holdings
Invesco Global Health Sciences Fund
April 30, 1998
---------------------------------------------------------------------------
                                                                Percent of
Description                              Value                  Net Assets
---------------------------------------------------------------------------
Bristol-Myers Squibb                   $ 36,421,000                    6.1%
Warner-Lambert Co                        36,324,000                    6.0
Schering-Plough Corp                     32,851,250                    5.5
American Home Products                   30,358,750                    5.1
Guidant Corp                             29,425,000                    4.9
Pfizer Inc                               28,418,981                    4.7
Merck & Co                               27,715,000                    4.6
SmithKline Beecham PLC Sponsored ADR
 Representing 5 Ord Shrs                 26,826,950                    4.5
Sofamor/Danek Group                      22,288,500                    3.7
Glaxo Wellcome PLC Sponsored ADR
 Representing 2 Ord Shrs                 21,380,625                    3.6
---------------------------------------------------------------------------
Total                                  $292,010,056                   48.7%
===========================================================================

Composition of holdings is subject to change.

Statement of Investment Securities
Invesco Global Health Sciences Fund
April 30, 1998
Unaudited
-------------------------------------------------------------------------------
                                                 Shares or
                                                 Principal
Description                                         Amount              Value
-------------------------------------------------------------------------------
Common Stocks & Warrants 91.22%
Biotechnology 5.29%
-------------------------------------------------------------------------------
Alexion Pharmaceuticals*                           466,776        $ 6,301,476
Algos Pharmaceutical*                                1,500             49,312
Cadus Pharmaceutical*~                             354,000          2,787,750
Creative BioMolecules*                              85,400            635,163
Ecogen Technologies I*^~                                60                  1
Genentech Inc*                                     168,000         11,634,000
MedClone Trust*^@                                  216,608                  0
PathoGenesis Corp*                                  46,900          1,858,413
Sepracor Inc*                                       53,000          2,451,250
Titan Pharmaceuticals*                             488,215          2,166,454
Trimeris Inc*                                      136,274          1,345,706
Trimeris Inc*^                                     313,726          2,323,533
Unisyn Technologies*^~                              20,754              7,264
Unisyn Technologies Warrants (Exp 2001)*^~@        333,773                  0
Xenometrix Inc*^~                                  261,007            198,202
                                                                   ----------
                                                                   31,758,524
                                                                   ----------

Health Care Delivery 8.76%
-----------------------------------------------------------------------------
ABR Information Services*                          100,000          2,893,750
Cognizant Corp                                     202,800         10,431,525
Columbia/HCA Healthcare                            364,200         11,995,837
HBO & Co                                           184,000         11,005,500
McKesson Corp                                      230,000         16,258,125
                                                                   ----------
                                                                   52,584,737

Medical Devices & Supplies 20.26%
------------------------------------------------------------------------------
Beckman Coulter                                    156,000          8,687,250
Becton Dickinson                                   117,600          8,187,900
Cambridge Heart*                                   265,963          2,526,648
Clarus Medical Systems Warrants
 (Exp 2000)*^~@                                      2,224                  0
Emisphere Technologies*                            169,000          2,820,188
Guidant Corp                                       440,000         29,425,000
IDEXX Laboratories*                                195,200          4,318,800
Johnson & Johnson                                  244,000         17,415,500
Lynx Therapeutics*~                                350,000          3,675,000
Medtronic Inc                                      289,800         15,250,725
Nanogen Inc*^                                      416,666          3,208,328
OrbTek Inc*^~                                       88,385                  1
OrbTek Inc Warrants
  (Exp 2001)*^~@                                    50,000                  0
  (Exp 2002)*^~@                                   200,000                  0
Sofamor/Danek Group*                               254,000         22,288,500
VidaMed Inc*~                                    1,052,632          3,750,002
VidaMed Inc Warrants (Exp 2000)*^~@                263,158                  0
                                                                 ------------
                                                                  121,553,842
                                                                 ------------

Pharmaceuticals 56.91%
-----------------------------------------------------------------------------
Abbott Laboratories                                187,000         13,674,375
ALZA Corp                                          219,600         10,527,075
American Home Products                             326,000         30,358,750
Bristol-Myers Squibb                               344,000         36,421,000
Forest Laboratories*                               250,000          9,046,875
Glaxo Wellcome PLC Sponsored ADR
 Representing 2 Ord Shrs                           378,000         21,380,625
ICN Pharmaceuticals                                405,000         19,946,250
Lilly (Eli) & Co                                   247,700         17,230,631
MedImmune Inc*                                     228,000         12,027,000
Merck & Co                                         230,000         27,715,000
Monsanto Co                                        137,000          7,243,875
Novartis AG Registered Shrs++                        4,200          6,944,278
Pfizer Inc                                         249,700         28,418,981
Schering-Plough Corp                               410,000         32,851,250
Shire Pharmaceuticals Group PLC*                   337,800          2,468,183
SmithKline Beecham PLC Sponsored ADR
 Representing 5 Ord Shrs                           450,400         26,826,950
Triangle Pharmaceuticals*                          137,000          2,123,500
Warner-Lambert Co                                  192,000         36,324,000
                                                                 ------------
                                                                  341,528,598
                                                                 ------------
Total Common Stocks & Warrants (Cost $396,538,938)                547,425,701
-----------------------------------------------------------------------------
Preferred Stocks 7.05%
Biotechnology 2.59%
-----------------------------------------------------------------------------
Exelixis Pharmaceuticals, Series C, Pfd*^        1,125,000      $  2,250,000
Genomica Corp, Series A, Pfd*^~                  2,490,075         1,500,000
GenoPlex Inc,  Series A, Pfd*^~                    200,000           200,000
Ingenex Inc, Series B, Pfd*^                       103,055           600,000
MedClone Trust,  Series G, Conv Pfd*^              872,096           113,372
Ontogeny Inc,  Series E, Pfd*^                   1,000,000         2,500,000
Orchid Biocomputer, Series C, Conv Pfd*^~          450,450         5,000,000
Osiris Therapeutics, Series C, Conv Pfd*^          352,941         1,199,999
Physiome  Sciences,  Series B,  Pfd*^~             909,090         1,499,999
Unisyn Technologies
  Series A, Conv Pfd*^~                            758,258           265,390
  Series B, Pfd*^~                                 499,500           174,825
  Series C, Pfd*^~                                 696,710           243,849
                                                                 -----------
                                                                  15,547,434
                                                                 -----------
Health Care Delivery 0.79%
----------------------------------------------------------------------------
Caresoft Inc, Series A, Pfd*^~                     540,541         1,000,001
Physicians Online
  Series A, Pfd*^~                                 361,500         3,220,965
  Series C, Pfd*^~                                  55,558           500,022
                                                                  ----------
                                                                   4,720,988
                                                                  ----------

Medical Devices & Supplies 3.67%
----------------------------------------------------------------------------
Adeza Biomedical, Series II, Conv Pfd*^            416,666         1,216,665
Clarus Medical Systems
  Series  I,  Pfd*^~                               106,664           533,320
  Series  II,   Pfd*^~                              77,239           386,196
Instrumentation  Metrics, Series C, Conv Pfd*^~    500,000         5,057,500
InterVentional Technologies, Series F, Pfd*^       250,000         2,125,000
Janus Biomedical, Series A, Conv Pfd*^~            400,000         1,000,000
Norian Corp,  Series D, Pfd*^                      267,857         1,499,999
OrbTek Inc,  Series A, Conv Pfd*^~                 714,286                 1
SOMNUS  Medical  Technologies, Series B, Pfd*^~  1,000,000        10,200,000
                                                                 -----------
                                                                  22,018,681
                                                                 -----------
Total Preferred Stocks (Cost $38,286,366)                         42,287,103
----------------------------------------------------------------------------

Fixed Income Securities 0.12%
Medical Devices & Supplies 0.12%
----------------------------------------------------------------------------
OrbTek Inc, Conv Promissory Notes, 10.000%
  6/30/2000*^~+                                  $  500,000      $   133,333
  11/22/2000*^~+                                 $1,000,000          266,667
  11/24/2000*^~+                                 $1,000,000          266,667
OrbTek Inc, Conv Promissory Notes
  Zero Coupon, 11/24/2000*^~+                    $  250,000           66,667
                                                                 -----------
Total Fixed Income Securities (Cost $2,750,000)                      733,334
----------------------------------------------------------------------------

Other Securities 0.11%
Medical Devices & Supplies 0.11%
----------------------------------------------------------------------------
Axogen Ltd, Units*
  (Each unit consists of one cmn shr of Axogen
  and one wrnt to purchase Elan representing one ADR)
  (Cost $205,200)                                    11,400          655,500
----------------------------------------------------------------------------
Short-Term Investments 1.50%
----------------------------------------------------------------------------

Corporate Bonds 0.04%
Medical Devices & Supplies 0.04%
----------------------------------------------------------------------------
OrbTek Inc, Secured Conv Promissory Notes
 Zero Coupon, 12/31/1998*^~+ (Cost $1,000,000)   $1,000,000          266,667

Repurchase Agreements 1.46%
----------------------------------------------------------------------------
Repurchase Agreement with State Street Bank
  & Trust Co dated 4/30/1998 due 5/1/1998
  at 5.470%,  repurchased at $8,746,329
  (Collateralized  by  US  Treasury  Bonds
  due 11/15/2015 at 9.875%, value $8,977,637)
  (Cost $8,745,000)                              $8,745,000        8,745,000
                                                                  ----------
Total Short-Term Investments (Cost $9,745,000)                     9,011,667
----------------------------------------------------------------------------

Total Investment  Securities At Value 100.00%
  (Cost $447,525,504)
  (Cost for Income Tax Purposes $448,818,253)                   $600,113,305
----------------------------------------------------------------------------

*     Security is non-income producing.
~     Security is an affiliated company (See Notes).
@     Security has no market value at April 30, 1998.
++ Security has been designated as collateral for forward foreign currency contracts.
+ Security is a payment-in-kind (PIK) bond. PIK bonds may make interest payments in additional securities.
^     The following are restricted securities at April 30, 1998:

Schedule of Restricted or Illiquid Securities
-------------------------------------------------------------------------------
                                                                   Fair Value
                        Acquisition   Acquisition                    as a % of
Description                Date(s)       Cost        Fair Value      Net Assets
-------------------------------------------------------------------------------
Adeza Biomedical,
 Series II,
 Conv Pfd                 12/21/1994   $  999,998      $1,216,665       0.20%
Caresoft Inc,
 Series A, Pfd             7/21/1997    1,000,001       1,000,001       0.17
Clarus Medical Systems
  Series I, Pfd           12/23/1992    2,000,000         533,320       0.09
  Series II, Pfd          12/23/1992-
                            2/9/1996      386,196         386,196       0.06
  Warrants (Exp 2000)     12/23/1992            0               0       0.00
Ecogen Technologies I     11/16/1992-
                           1/28/1994      684,000               1       0.00
Exelixis Pharmaceuticals,
 Series C, Pfd              4/9/1997    2,250,000       2,250,000       0.38
Genomica Corp,
 Series A, Pfd             10/6/1997    1,500,000       1,500,000       0.25
GenoPlex Inc,
 Series A, Pfd             9/15/1997      200,000         200,000       0.03
Ingenex Inc,
 Series B, Pfd             9/27/1994      600,000         600,000       0.10
Instrumentation Metrics
 Series C, Conv Pfd        2/25/1998    5,057,500       5,057,500       0.84
InterVentional Tech-
 nologies Series F, Pfd   10/19/1992    2,000,000       2,125,000       0.35
Janus Biomedical,
 Series A, Conv Pfd         3/2/1994    1,000,000       1,000,000       0.17
MedClone Trust             9/30/1997      151,965               0       0.00
MedClone Trust,
 Series G, Conv Pfd       10/21/1993-
                           7/15/1994     1,500,005        113,372       0.02
Nanogen Inc                4/15/1998     2,499,996      3,208,328(b)    0.54
Norian Corp,
 Series D, Pfd              8/5/1992     1,499,999      1,499,999       0.25
Ontogeny Inc,
 Series E, Pfd             3/13/1997     2,500,000      2,500,000       0.42
OrbTek Inc                  1/9/1997       216,849              1       0.00

OrbTek Inc
  Conv Promissory Notes, 10.000%
   6/30/2000               6/30/1995    $  500,000     $  133,333      0.02%
   11/22/2000             11/24/1995     1,000,000        266,667      0.05
   11/24/2000              4/29/1996     1,000,000        266,667      0.05
  Conv Promisory Notes,
   Zero Coupon
   11/24/2000              10/4/1996       250,000         66,667      0.01
  Secured Conv Promis-
   sory Notes Zero
   Coupon, 12/31/1998      2/14/1997     1,000,000        266,667      0.05
  Series A, Conv Pfd       5/12/1994-
                            2/9/1995     1,500,001              1      0.00
  Warrants (Exp 2001)       10/4/1996            0              0      0.00
  Warrants (Exp 2002)       2/14/1997            0              0      0.00
Orchid Biocomputer,
 Series C, Conv Pfd         3/27/1998    5,000,000      5,000,000      0.83
Osiris Therapeutics,
 Series C, Conv Pfd        12/23/1994    1,199,999      1,199,999      0.20
Physicians Online
 Series A, Conv Pfd         8/30/1993      964,000      3,220,965      0.54
 Series C, Conv Pfd         2/29/1996      500,022        500,022      0.08
Physiome Sciences,
 Series B, Pfd              11/7/1997    1,499,999      1,499,999      0.25
Trimeris Inc               12/12/1997    2,000,000      2,323,533(a)   0.39
SOMNUS Medical Technologies
 Series B, Pfd              9/11/1996    3,000,000     10,200,000(c)   1.70
Unisyn Technologies         2/28/1994      999,961          7,264      0.00
Unisyn Technologies
  Series A, Conv Pfd       12/27/1994      758,258        265,390      0.04
  Series B, Pfd              2/6/1996      499,500        174,825      0.03
  Series C, Pfd             4/25/1997      870,888        243,849      0.04
  Warrants (Exp 2001)       7/27/1994            0              0      0.00
VidaMed Inc Warrants
 (Exp 2000)                 9/22/1997            0              0      0.00
Xenometrix Inc              7/20/1992-
                            12/2/1994    2,099,978        198,202(c)   0.03
                                       -------------------------------------
                                       $50,689,115    $49,024,433      8.18%
============================================================================

(a) Fair value represents 75% of the security's publicly traded value.
(b) Fair value represents 80% of the security's publicly traded value.
(c) Fair value represents 90% of the security's publicly traded value.

Forward Foreign Currency Contracts
Invesco Global Health Sciences Fund
Open at April 30, 1998:
UNAUDITED
------------------------------------------------------------------------------

                             Currency          Currency       Unrealized
Currency/Value Date         Units Sold       Value (US$)            Loss
-------------------------------------------------------------------------------
Swiss Franc(5/19/1998)       8,200,000        $5,850,622        $179,022
===============================================================================
See Notes to Financial Statements

Statement of Assets and Liabilities
Invesco Global Health Sciences Fund
April 30, 1998
Unaudited
----------------------------------------------------------------------
Assets
----------------------------------------------------------------------
Investment Securities at Value (Cost $447,525,504)~       $600,113,305
Cash                                                               664
Receivables:
  Investment Securities Sold                                   514,816
  Dividends and Interest                                       579,530
Appreciation on Forward Foreign Currency Contracts             179,022
Prepaid Expenses                                                37,449
                                                          ------------
Total Assets                                              $601,424,786
----------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------
Payables:
  Investment Securities Purchased                            1,821,452
  Fund Shares Repurchased                                          414
Accrued Expenses and Other Payables                             29,139
                                                          ------------
Total Liabilities                                         $  1,851,005
----------------------------------------------------------------------
Net Assets at Value                                       $599,573,781
======================================================================

Net Assets
----------------------------------------------------------------------
Paid-in Capital*                                          $393,793,796
Accumulated Undistributed Net Investment Income                 46,287
Accumulated Undistributed Net Realized Gain on
 Investment Securities and Foreign Currency Transactions 52,968,177 Net Appreciation of Investment Securities
 and Foreign Currency Transactions                         152,765,521
                                                          ------------
Net Assets at Value                                       $599,573,781
======================================================================
Net Asset Value per Share                                       $21.56
======================================================================

~ Investment securities at cost and value at April 30, 1998 include a repurchase agreement of $8,745,000.
* The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 27,812,476 were outstanding at April 30, 1998.
See Notes to Financial Statements

Statement of Operations
Invesco Global Health Sciences Fund
Six Months Ended April 30, 1998
Unaudited

Investment Income
----------------------------------------------------------------------
Income
Dividends                                                 $  2,049,426
Interest                                                     1,233,203
  Foreign Taxes Withheld                                      (91,409)
                                                          ------------
Total Income                                                 3,191,220
----------------------------------------------------------------------

Expenses
Investment Advisory Fees                                     2,668,771
Administrative Fees                                            125,000
Custodian Fees and Expenses                                     57,428
NYSE Listing Fee                                                25,744
Professional Fees and Expenses                                 172,047
Transfer Agent Fees                                             22,445
Trustees' Fees and Expenses                                     27,797
Report to Shareholders                                          29,315
Other Expenses                                                  17,460
                                                             ---------
      Total Expenses                                         3,146,007
      Fees and Expenses Paid Indirectly                         (1,074)
                                                             ---------
            Net Expenses                                     3,144,933
----------------------------------------------------------------------
Net Investment Income                                           46,287
----------------------------------------------------------------------

Realized And Unrealized Gain (Loss) On Investment Securities
----------------------------------------------------------------------
Net Realized Gain on Investment Securities
 and Foreign Currency Transactions                          58,829,183
Change in Net Appreciation of Investment Securities
 and Foreign Currency Transactions                          34,657,603
                                                           -----------
Net Gain On Investment Securities                           93,486,786
----------------------------------------------------------------------
Net Increase in Net Assets from Operations                $ 93,533,073
======================================================================

See Notes to Financial Statements

Statement of Cash Flows
Invesco Global Health Sciences Fund
For the Six Months Ended April 30, 1998
Unaudited
----------------------------------------------------------------------
Increase (Decrease) in Cash
----------------------------------------------------------------------
Cash Flows from Operating Activities:
  Dividends and Interest Received
      Net of Foreign  Withholding  Taxes                  $  3,008,383
  Expenses Paid                                             (5,148,759)
  Sales Net of Purchases of Short-Term
      Portfolio Investments                                 15,449,977
  Purchases of Long-Term  Portfolio  Investments          (280,082,430)
  Sales of Long-Term Portfolio Investments                 286,867,901
  Increase in Appreciation of Forward Foreign
      Currency Contracts                                     1,314,246
  Other                                                          5,329
                                                          ------------
Net Cash Flows from Operating Activities                    21,414,647
                                                          ------------
Cash Flows Used for Financing Activities:
  Payments for Units Redeemed                                     (414)
  Distributions Paid to Common Shareholders                (20,173,900)
                                                          ------------
                                                           (20,174,314)
                                                          ------------
Net Increase in Cash                                         1,240,333
Cash at Beginning of Year                                   (1,239,669)
                                                          ------------
Cash at End of Year                                       $        664
----------------------------------------------------------------------

Reconciliation of Net Increase in Net Assets from
  Operations to Net Cash Flows from Operating Activities
----------------------------------------------------------------------
Net Increase in Net Assets from Operations                $ 93,533,073
Decrease in Investments                                     13,974,887
Net Realized Gain                                          (58,829,183)
Increase in Appreciation of Investment Securities          (34,657,603)
Decrease in Receivable for Investment Securities Sold        6,983,768
Increase in Payable for Investment Securities Purchased      1,216,237
Increase in Appreciation of Forward Foreign
       Currency Contracts                                    1,314,246
Increase in Dividends and Interest Receivable                 (111,623)
Increase in Prepaid Expenses and Other Assets                   (5,329)
Decrease in Accrued Expenses and Other Payables             (2,003,826)
                                                          ------------
      Total Adjustments                                    (72,118,426)
                                                          ------------
Net Cash Flows From Operating Activities                  $ 21,414,647
======================================================================

See Notes to Financial Statements

Statement of Changes in Net Assets
Invesco Global Health Sciences Fund
-----------------------------------------------------------------------------
                                      Six Months Ended
                                        April 30, 1998            Year Ended
                                             UNAUDITED      October 31, 1997
-----------------------------------------------------------------------------
Operations
-----------------------------------------------------------------------------
Net Investment Income (Loss)               $    46,287           $   (698,116)
Net Realized Gain on Investment Securities
 and Foreign Currency Transactions          58,829,183             64,895,920
Change in Net Appreciation of Investment
 Securities and Foreign Currency
 Transactions                               34,657,603             35,661,374
                                           ----------------------------------
Net Increase in Net Assets from
 Operations                                 93,533,073             99,859,178
-----------------------------------------------------------------------------
Distributions To Shareholders
Net Realized Gain on Investment
 Securities and Foreign
 Currency Transactions                    (70,500,000)            (91,697,472)
                                         ------------------------------------
Fund Share Transactions
Reinvestment of Distributions              50,326,100              62,210,610
                                         ------------------------------------
Total Increase in Net Assets               73,359,173              70,372,316
-----------------------------------------------------------------------------

Beginning of Period                       526,214,608             455,842,292
                                         ------------------------------------
End of Period (Including Accumulated
  Undistributed Net Investment
  Income of $46,287 and $0,
  respectively)                          $599,573,781            $526,214,608
=============================================================================

Fund Share Transactions
-----------------------------------------------------------------------------
Shares Issued from Reinvestment of
  Distributions and Net Increase in
  Fund Shares                               3,049,909               4,255,367
=============================================================================

See Notes to Financial Statements

Notes to Financial Statements
Invesco Global Health Sciences Fund
Unaudited
--------------------------------------------------------------------------------

NOTE 1 - Organization And Significant Accounting Policies. Invesco Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.
     Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

B. Repurchase Agreements - Repurchase agreements held by the Fund are fully collateralized by U.S. government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. Security Transactions And Related Investment Income - Security transactions are accounted for on the trade date and dividend income is recorded on the exdividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
     The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value. The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
      The net position of such forward contracts is presented in the Statement of Assets and Liabilities and may have additional elements of risk which may not necessarily be reflected.
     Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at April 30, 1998, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

D. Federal And State Taxes - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
     To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
     Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
     Investment income received from foreign sources may be subject to foreign witholding taxes. Dividend and interest income is shown gross of foreign witholding taxes in the accompanying financial statements.

E. Dividends And Distributions To Shareholders - Dividends and distributions to shareholders are recorded by the Fund on the exdividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. Forward Foreign Currency Contracts - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
     At April 30, 1998, the Fund had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.
     Forward foreign currency contracts held by the Fund are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the forward foreign currency contract.

G. Expenses - Under an agreement between the Fund and the Fund's custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the custodian from any temporarily univested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 - Investment Advisory And Other Agreements.
INVESCO Trust Company ("ITC") serves as the Fund's investment adviser. As compensation for its services to the Fund, ITC receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 1.00% on the first $500 million of ending weekly net assets and 0.90% on ending weekly net assets in excess of $500 million. Effective February 4, 1998, such responsibilities were transferred to INVESCO Funds Group, Inc. ("IFG").
     In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $250,000 to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 - Purchases And Sales Of Investment Securities.
For the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. government securities and short-term securities) were $281,831,987 and $279,884,133, respectively.
     There were no purchases or sales of U.S. Government securities.

NOTE  4  -  Appreciation  And  Depreciation.
At April 30, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $167,573,116 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $16,278,064, resulting in net appreciation of $151,295,052.

NOTE 5 - Transactions  With  Affiliates And Affiliated  Companies.
Certain of the Fund's officers and trustees are also officers and directors of ITC or IFG.
     An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 1998, in which the issuer was an affiliate of the Fund, is as follows on the next page:

                                                                      Realized
                              Purchases             Sales           Gain (Loss)         Value
                           ---------------     --------------      on Investment           at
Affiliate                  Shares     Cost     Shares    Cost         Securities      4/30/98
----------------------------------------------------------------------------------------------
Cadus Pharmaceutical       -            -      375,395 $  514,666    $1,619,165     $2,787,750
Caresoft Inc,
 Series A, Pfd             -            -            -          -             -      1,000,001
Clarus Medical Systems
 Series I, Pfd             -            -            -          -             -        533,320
 Series II, Pfd            -            -            -          -             -        386,196
 Warrants (Exp 2000)       -            -            -          -             -              0
Ecogen Technologies I      -            -            -          -             -              1
Electroscope Inc           -            -      380,000    990,000      (610,000)             0
Genomica Corp.
 Series A, Pfd             -            -            -          -             -      1,500,000
GenoPlex Inc,
 Series A, Pfd             -            -            -          -             -        200,000
Instrumentation Metrics
 Series C, Conv Pfd     500,000 5,057,500            -          -             -      5,057,500
Janus Biomedical
 Series A, Conv Pfd        -            -            -          -             -      1,000,000
Lynx Therapeutics          -            -            -          -             -      3,675,000
Multum Information Services
  Series B, Pfd            -            -    1,000,000   1,000,000   (1,000,000)             0
  Series E, Pfd            -            -      250,294     851,000     (715,592)             0
OrbTek Inc                 -            -            -           -            -              1
OrbTek Inc
  Conv Promissory Notes,
   10.000%
    6/30/2000              -            -            -           -            -         133,333
    11/22/2000             -            -            -           -            -         266,667
    11/24/2000             -            -            -           -            -         266,667
   Conv Promissory Notes
    Zero Coupon, 11/24/2000-            -            -           -            -         266,667
   Secured Conv Promissory Notes
    Zero Coupon, 12/31/1998-            -            -           -            -         266,667
   Series A, Conv Pfd      -            -            -           -            -               1
      Warrants (Exp 2001)  -            -            -           -            -               0
      Warrants (Exp 2002)  -            -            -           -            -               0
Orchid Biocomputer
  Series C, Conv Pfd   450,450  5,000,000            -           -            -       5,000,000
Physicians  Online
  Series  A,  Conv Pfd     -            -            -           -            -       3,220,965
  Series  C, Conv Pfd      -            -            -           -            -         500,022
Physiome Sciences
  Series B, Pfd        909,090   1,499,999           -           -            -       1,499,999
SOMNUS Medical Technologies
  Series B, Pfd           -              -           -           -            -      10,200,000
Unisyn  Technologies      -              -           -           -            -           7,264
Unisyn Technologies
Series A, Conv Pfd        -              -           -           -            -         265,390
Series B, Pfd             -              -           -           -            -         174,825
Series C, Pfd             -              -           -           -            -         243,849
Warrants (Exp 2001)       -              -           -           -            -               0
Vidamed Inc               -              -           -           -            -       3,750,002
Vidamed Inc Warrants
 (Exp 2000)               -              -           -           -            -               0
Xenometrix Inc            -              -           -           -            -         198,202
-----------------------------------------------------------------------------------------------
                                                                                    $42,200,289
-----------------------------------------------------------------------------------------------

No dividend income was received from any affiliated companies.

Financial Highlights
INVESCO Global Health Sciences Fund
(For a Fund Share Outstanding Throughout Each Period)

--------------------------------------------------------------------------------
                   Six Months
                        Ended                  Year Ended October 31
                     April 30 --------------------------------------------------
                         1998      1997      1996      1995      1994       1993
--------------------------------------------------------------------------------
Per Share Data      Unaudited
--------------------------------------------------------------------------------
Net Asset Valueu
Beginning of Period  $ 21.250  $ 22.230  $ 18.506  $ 12.378  $ 12.121   $ 12.643
                     -----------------------------------------------------------
Income From Investment Operations
Net Investment
Income (Loss)           0.002    (0.071)   (0.097)   (0.107)   (0.085)     0.205

Net Gains or (Losses)
on Securities
  (Both Realized and
  Unrealized)           3.155     3.564     3.821     6.235     0.542    (0.652)
--------------------------------------------------------------------------------
Total from
Investment Operations   3.157     3.493     3.724     6.128     0.457    (0.447)
--------------------------------------------------------------------------------
Less Distributions
Dividends from
Net Investment Income   0.000     0.000     0.000     0.000     0.200      0.075
Distributions from
  Capital Gains         2.847     4.473     0.000     0.000     0.000      0.000
                        --------------------------------------------------------
Total Distributions     2.847     4.473     0.000     0.000     0.200      0.075
--------------------------------------------------------------------------------
Net Asset Value,
End of Period        $ 21.560  $ 21.250  $ 22.230  $ 18.506  $ 12.378    $12.121
================================================================================
Share Price,
End of Period        $ 19.813  $ 17.313  $ 17.000  $ 14.750  $ 10.000   $ 11.500
================================================================================
Total Return+          34.72%*   32.98%    15.25%    47.50%   (11.49%)     0.67%
--------------------------------------------------------------------------------
Ratios
Net Assets -
 End of Period
 ($000  Omitted)    $599,574  $526,215  $455,842  $379,503  $253,834    $248,564
Ratio of Expenses
 to Average Net
 Assets               0.58%*@    1.22%@    1.21%     1.33%     1.41%       1.39%
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets           0.01%*    (0.15%)   (0.44%)   (0.72%)   (0.70%)      1.74%
Portfolio Turnover
 Rate                   55%*      145%       91%      105%      121%        226%
--------------------------------------------------------------------------------

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
     Total investment return does not reflect sales charges or brokerage commissions.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(Other Information)
INVESCO Global Health Sciences Fund
Unaudited
--------------------------------------------------------------------------------
Dividends and Capital Gains Distribution History
--------------------------------------------------------------------------------
                                   Net Investment       Long-Term    Short-Term
                                           Income   Capital Gains Capital Gains
Ex Date                Payable Date    (per share)    (per  share)   (per share)
--------------------------------------------------------------------------------
December 24, 1992  January 15, 1993        $0.075               -             -
December 23, 1993  January 14, 1994        $0.200               -             -
November 29, 1996  December 23, 1996            -         $3.8925       $0.5802
November 14, 1997  December 19, 1997            -          $2.847             -
May 15, 1998       June 3, 1998                 -         $0.5389*            -

* It is estimated that the source of the distribution is long-term capital gains. However, it is possible that the source of a portion of the distribution may be later recharacterized.

Dividend Reinvestment Plan
Shareholders of the Fund who have Shares registered  directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"),
unless  and  until an  election  is made to  withdraw  from  the Plan as  herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating  shareholders.  Shareholders who do not wish to have  distributions  automatically  reinvested  should so notify the Fund c/o
State Street Bank and Trust Company, P.O. Box 366, Boston,  Massachusetts 02101.
Under  the  Plan,  all  of  the  Fund's  dividends,   capital  gains  and  other
distributions to shareholders  will be reinvested in full and fractional  Shares as described below. A shareholder who owns Shares  registered in his broker's or nominee  name,  and whose  broker  does not  provide  facilities  for a dividend reinvestment  program,  may be required to have his Shares registered in his own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.
     Whenever  the Fund  declares an income  dividend,  a capital  gain or other distribution  (collectively,  "Dividends") in cash, non-participants in the Plan will receive cash and  participants  in the Plan will receive the  equivalent in
Shares.  Whenever  the  Fund  declares  Dividends  in  additional  unissued  but authorized  shares ("Newly  Issued  Shares")  non-participants  in the Plan will receive Newly Issued Shares and participants in the Plan will receive shares. In either instance,  the shares received by Plan  participants  will be acquired by the  Agent  for the  participant's  account,  depending  upon the  circumstances described  below,  either (i) through  receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market  Purchases")
on the New York Stock Exchange or elsewhere.
     If on the  payment  date for a  Dividend  the net asset  value per Share is equal to or less  than the  market  price  per Share  plus  estimated  brokerage commissions (such condition being referred to herein as "Market  Premium"),  the
Agent  will  purchase  from  the Fund  Newly  Issued  Shares  on  behalf  of the participant at a price per Share equal to the greater of the net asset value per
Share or 95% of the then current market price per Share.  This discount from the current market price reflects  savings in underwriting and other costs which the
Fund would otherwise incur to raise additional capital.
     If on the  payment  date for a  Dividend  the net asset  value per Share is greater than the market price per Share (such condition being referred to herein as "Market Discount"),  the Agent will endeavor to invest the Dividend amount in
Shares  acquired on behalf of the participant in Open Market  Purchases.  In the event of a Market  Discount  on the payment  date,  the Agent will have up to 30 days after the payment date to invest the Dividend  amount in Shares acquired in
Open-Market Purchases.

     Registered   shareholders   who  acquire   their   Shares  in   open-market
transactions  and  who  do  not  wish  to  have  their  Dividends  automatically reinvested  should so  notify  the Fund in  writing.  If a  shareholder  has not previously  elected to receive  cash  Dividends  and the Agent does not  receive notice of an election to receive cash Dividends  prior to the record date of any
Dividends,   the  Shareholder  will  automatically  receive  such  Dividends  in additional Shares.
     Participants  in the Plan may withdraw  from the Plan by providing  written notice to the Agent at least 30 days prior to the  applicable  Dividend  payment date.  When a participant  withdraws  from the Plan, or upon  termination of the
Plan as provided  below,  certificates  for whole Shares credited to his account under the Plan  will,  upon  request,  be issued.  Whether or not a  participant requests that  certificates  for whole Shares be issued,  a cash payment will be made for any fraction of a Share  credited to such account.
     When the  Securities  and Exchange  Commission  (SEC)  granted the Fund the necessary  exemptive relief, the Plan was amended so that Open-Market  Purchases will be made only in the event  that the Fund  declares  an income  dividend,  a capital gain or other distribution payable only in cash.
     The Agent will  maintain all  shareholder  accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by  shareholders  for personal and tax records.  Shares in the account of each Plan participant will be held by the Agent in non-certificated  form in the name of the participant,  and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.
     In the case of shareholders, such as banks, brokers or nominees, which hold
Shares for others who are the beneficial  owners  participating in the Plan, the
Agent will  administer  the Plan on the basis of the number of Shares  certified from time to time by the shareholder as representing  the total amount of Shares registered  in the  shareholder's  name and held for the  account of  beneficial owners participating in the Plan.
     There will be no charge to  participants  for  reinvesting  Dividends other than their share of brokerage  commissions as discussed  below. The Agent's fees for  administering  the Plan and handling the  reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in  connection  with  the  reinvestment  of  Dividends.  Brokerage  charges  for purchasing small amounts of Shares for individual  accounts through the Plan are expected  to be less  than the usual  brokerage  charges  for such  transactions because the Agent will be purchasing  Shares for all the  participants in blocks and  prorating  the  lower  commission  that may be  attainable.
     The automatic  reinvestment  of Dividends will not relieve  participants of any income tax which may be payable on such  Dividends.  In the case of non U.S.
participants whose Dividends are subject to United States income tax withholding and in the case of any participants  subject to 30% federal backup  withholding, the Agent will reinvest  Dividends  after deduction of the amount required to be withheld.
     The Fund  reserves  the  right to amend or  terminate  the Plan by  written notice  to  participants.  All  correspondence  concerning  the Plan  should  be directed to the Agent at the address  referred to in the first paragraph of this section.

Annual Shareholders Meeting

The  Fund's  annual  meeting  of   shareholders   will  be  later  this  summer.
Shareholders  will  vote  on  re-election  of  Dr.  Larry  Soll  as  a  Trustee,
ratification  of  the  appointment  of  Price   Waterhouse  LLP  as  the  Fund's
independent accountants, and two shareholders proposals requested to be included in the proxy  statement  for this  year's  annual  meeting of  shareholders.  In addition to Dr. Larry Soll, the following persons serve as Trustees of the Fund:
Messrs. Fred A. Deering, Hubert L. Harris, and John W. McIntyre.


Miscellaneous
For the six months ended April 30, 1998,  there were (i) no material  changes in the Fund's  investment  objectives  or  policies,  (ii) no changes to the Fund's charter or by-laws,  and (iii) no material changes in the principal risk factors associated with investment in the Fund. Mr. Hubert L. Harris, Jr. was re-elected to serve as  Chairman  of the  Board  of  Trustees  and Mr.  Dan J.  Hesser  was
re-elected to serve as President and Chief  Operating  Officer of the Fund. John
Schroer continued to act as the Fund's portfolio manager and vice president.
     Mr. Schroer joined INVESCO Funds Group,  Inc.  ("IFG") in 1992 and became a
Senior  Vice   President  of  IFG  in  1996.   In  addition  to  Mr.   Schroer's
responsibilities  as portfolio  manager of the Fund, he also manages the INVESCO
Strategic  Health  Sciences  Fund.  Mr.  Schroer  has been an officer of Invesco
Global Health Sciences Fund since January 1996.
     Mr.  Schroer  received his B.S. and M.B.A.  degrees from the  University of
Wisconsin-Madison.  He began his investment  management  career in 1990 with the
Trust  Company of the West as an investment  analyst.  He was  eventually  given additional  responsibilities  by Trust  Company  of the West in Los  Angeles  as
Assistant  Vice President with  analytical  responsibilities  in the health care industry.

Shareholder Information



Investment Adviser
INVESCO Funds Group, Inc.
Investment Division
7800 East Union Avenue
Suite 1100
Denver,  CO 80237

Administrator
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver,  CO 80237

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder
Servicing Agent
Boston Equiserve, Inc.
150 Royall Street
Mail Stop 45-02-62
Canton,  MA  02021

Independent
Accountants
Price Waterhouse LLP
950 Seventeenth Street
Denver, CO 80202

Counsel
Kirkpatrick & Lockhart
1800 M Street, N.W.
South Lobby, 9th Floor
Washington, D.C. 20036

For information about
Invesco Global Health
Sciences Fund or current
net asset  values,  please call
toll-free  1-800-528-8765
ghs.invesco.com

For questions on dividend
reinvestment, please call
toll-free 1-800-426-5523


Trustees and Officers
--------------------------------------------------------------------------------
Trustees
Hubert L. Harris, Jr.
Chairman of the Board of
Trustees

Fred A. Deering
Trustee

John W. McIntyre
Trustee

Larry Soll, Ph.D.
Trustee

Officers

Dan J. Hesser
President and Chief
Operating Officer

John R. Schroer
Vice President

Glen A. Payne
Secretary

Ronald L. Grooms
Treasurer, Chief
Financial and
Accounting Officer




INVESCO Global
Health Sciences Fund
INVESCO Funds Group Inc.
Investment Division
7800 East Union Avenue
Suite 1100
Denver, Colorado 80237



